UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21636
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              First Trust/Aberdeen Global Opportunity Income Fund
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               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
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                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2015
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2015

                              FIRST TRUST/ABERDEEN
                               GLOBAL OPPORTUNITY
                                  INCOME FUND
                                     (FAM)

ABERDEEN

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TABLE OF CONTENTS
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  16
Statement of Operations.....................................................  17
Statements of Changes in Net Assets.........................................  18
Statement of Cash Flows.....................................................  19
Financial Highlights........................................................  20
Notes to Financial Statements...............................................  21
Report of Independent Registered Public Accounting Firm.....................  28
Additional Information......................................................  29
Board of Trustees and Officers..............................................  33
Privacy Policy..............................................................  35

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2015


Dear Shareholders:

Thank you for your investment in First Trust/Aberdeen Global Opportunity Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2015, including a performance analysis and a market outlook. Additionally, First Trust has compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember: first, the U.S. economy grew, in spite of the massive decline in oil prices; and second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy either. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. We remain positive on U.S. markets, although we know that markets will always move up and down.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception nearly 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
"AT A GLANCE"
AS OF DECEMBER 31, 2015 (UNAUDITED)

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FUND STATISTICS
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Symbol on New York Stock Exchange                                 FAM
Common Share Price                                             $10.13
Common Share Net Asset Value ("NAV")                           $11.66
Premium (Discount) to NAV                                      (13.12)%
Net Assets Applicable to Common Shares                   $201,262,173
Current Monthly Distribution per Common Share (1)              $0.075
Current Annualized Distribution per Common Share               $0.900
Current Distribution Rate on Closing Common Share Price (2)      8.88%
Current Distribution Rate on NAV (2)                             7.72%
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COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
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           Common Share Price    NAV
12/31/14   $12.04                $13.77
            11.98                 13.65
            11.98                 13.60
            11.99                 13.60
            12.02                 13.73
1/30/15     12.05                 13.58
            11.94                 13.54
            11.85                 13.54
            11.89                 13.54
2/27/15     12.00                 13.63
            11.65                 13.27
            11.45                 13.02
            11.49                 13.28
3/27/15     11.66                 13.37
            11.55                 13.41
            11.63                 13.59
            11.67                 13.60
4/24/15     11.71                 13.64
            11.73                 13.51
            11.59                 13.51
            11.67                 13.61
            11.67                 13.46
5/29/15     11.59                 13.31
            11.20                 12.94
            11.03                 12.97
            11.03                 12.97
6/26/15     10.94                 13.01
            10.80                 12.83
            10.78                 12.82
            10.84                 12.85
            10.67                 12.70
7/31/15     10.75                 12.68
            10.34                 12.47
            10.37                 12.43
            10.07                 12.25
8/28/15     10.17                 12.19
             9.77                 11.91
             9.78                 11.93
             9.89                 12.05
9/25/15      9.81                 11.84
             9.64                 11.85
            10.18                 12.15
            10.38                 12.25
            10.41                 12.18
10/30/15    10.33                 12.15
            10.26                 11.96
            10.10                 11.92
            10.20                 12.14
11/27/15    10.21                 12.05
            10.21                 11.88
             9.82                 11.66
             9.92                 11.67
            10.11                 11.69
12/31/15    10.13                 11.66


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PERFORMANCE
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                                                                              Average Annual Total Return
                                                                -------------------------------------------------------
                                                1 Year Ended    5 Years Ended    10 Years Ended    Inception (11/23/04)
                                                  12/31/15        12/31/15          12/31/15           to 12/31/15
FUND PERFORMANCE (3)
NAV                                                -6.03%           1.20%            5.32%                5.53%
Market Value                                       -6.63%          -1.11%            5.27%                3.77%

INDEX PERFORMANCE
Blended Index (4)                                  -4.99%           0.89%            4.80%                4.67%
Barclays Global Emerging Markets Index             -0.18%           4.60%            6.38%                7.00%
Barclays Global Aggregate Index                    -3.15%           0.90%            3.74%                3.13%
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                                              % OF TOTAL
TOP 10 HOLDINGS                               INVESTMENTS
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New Zealand Government Bond, 6.00%, 12/15/17      4.9%
Asian Development Bank, 5.50%, 2/15/16            4.6
Italy Buoni Poliennali Del Tesoro, 7.25%,
   11/1/26                                        4.1
Portugal Obrigacoes do Tesouro OT, 5.65%,
   2/15/24                                        3.8
Spain Government Bond, 5.90%, 7/30/26             3.2
Brazil Notas Do Tesouro Nacional,
   Series F, 10.00%, 1/1/25                       3.2
Treasury Corp. of Victoria, 6.00%, 10/17/22       3.1
Italy Buoni Poliennali Del Tesoro, 9.00%,
   11/1/23                                        2.9
Spain Government Bond, 6.00%, 1/31/29             2.2
Russian Federal Bond - OFZ, 7.05%, 1/19/28        2.0
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                                     Total       34.0%
                                                ======


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                                              % OF TOTAL
CREDIT QUALITY(6)                             INVESTMENTS
---------------------------------------------------------
AAA                                              17.8%
AA+                                               1.6
A                                                 6.1
BBB+                                             17.2
BBB                                               7.5
BBB-                                             16.0
BB+                                               8.6
BB                                                1.4
BB-                                               6.0
B+                                                7.7
B                                                 5.5
B-                                                0.8
CCC                                               0.6
NR                                                3.2
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                                     Total      100.0%
                                                ======


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                                              % OF TOTAL
TOP 10 COUNTRIES(5)                           INVESTMENTS
---------------------------------------------------------
Italy                                             8.3%
Spain                                             7.3
Russia                                            6.0
New Zealand                                       6.0
Brazil                                            5.8
Mexico                                            5.6
Multinational                                     4.6
Turkey                                            4.1
Portugal                                          3.8
Kazakhstan                                        3.4
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                                     Total       54.9%
                                                ======


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                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
---------------------------------------------------------
Sovereigns                                       72.2%
Supranationals                                    4.6
Banks                                             3.1
Government Regional                               3.1
Exploration & Production                          1.9
Real Estate                                       1.7
Integrated Oils                                   1.5
Railroad                                          1.4
Government Agencies                               1.3
Financial Services                                1.2
Metals & Mining                                   1.0
Construction Materials Manufacturing              0.8
Government Development Banks                      0.7
Consumer Services                                 0.7
Food & Beverage                                   0.6
Wireless Telecommunications Services              0.6
Consumer Finance                                  0.6
Software & Services                               0.6
Pipeline                                          0.5
Oil & Gas Services & Equipment                    0.4
Wireline Telecommunications Services              0.4
Chemicals                                         0.4
Refining & Marketing                              0.3
Home Improvement                                  0.2
Supermarkets & Pharmacies                         0.2
Industrial Other                                  0.0*
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                                     Total      100.0%
                                                ======

* Amount is less than 0.1%.

(1) Most recent distribution paid or declared through 12/31/15. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 12/31/15. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended index consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

(5) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

(6) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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PORTFOLIO COMMENTARY
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)


                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), an SEC-registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

JOZSEF SZABO
Head of Global Macro

BRETT DIMENT
Head of Emerging Market Debt

KEVIN DALY
Senior Investment Manager, Emerging Market Debt

EDWIN GUTIERREZ
Head of Emerging Market Sovereign Debt

MAX WOLMAN
Senior Investment Manager, Emerging Market Debt

JAMES ATHEY
Investment Manager, Global Macro

                                   COMMENTARY

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of -6.03% and a market value total return of -6.63% for the year ended December 31, 2015, compared the Fund's blended index(2) total return of -4.99% over the same period. In addition to this blended index, the Fund currently uses other indexes for comparative purposes. The total returns for the year ended December 31, 2015, for these indexes were as follows: the Barclays Global Emerging Markets Index was -0.18% and the Barclays Global Aggregate Index was -3.15%.

An important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on Common Share NAV and Common Shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the

-----------------------------
(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(2) Blended index consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

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PORTFOLIO COMMENTARY (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)


prices of securities held by the Fund generally are rising. Unlike the Fund, the Barclays Global Emerging Markets Index, Barclays Global Aggregate Index and the components of the blended index are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.

                        EMERGING MARKET FIXED COMMENTARY

MARKET RECAP

It has been a challenging 12 months for emerging markets ("EM") debt. A number of geopolitical and macroeconomic events contributed to risk-adverse conditions, causing retail fund outflows throughout the year except in October, when EM debt rallied across the board, as risk-on sentiment took hold of the market. A combination of the U.S. Federal Reserve (the "Fed") holding off on interest rate hikes, better economic data from China and the possibility of further policy-easing by the European Central Bank ("ECB") drove positive returns. However, EM debt gave back some of its gains in November and December, in the run up to the Fed finally raising rates.

Events in the U.S. were a strong driver of EM performance over the period, as a strong U.S. dollar pushed EM currencies to all-time lows and the continuing "will-they-won't-they" saga relating to the hiking of U.S. interest rates spooked markets. Disappointing employment data quickly ruled out the possibility of a June hike. Market conjecture then pointed to September but the Federal Open Market Committee ("FOMC") meeting came and went with the announcement the Fed would not yet be hiking rates. Following hawkish indications, the FOMC finally confirmed in December that it would raise its target rate by 25 basis points, seven years after cutting to the zero lower bound.

In Europe, the announcement and subsequent initiation of the ECB's quantitative easing programme caused Eurozone bonds to outperform in the first quarter. The positive performance in emerging Europe was short-lived, however, as financial turmoil in Greece heightened risk-off sentiment. Greece finally reached an agreement with its European creditors in July though problems still exist. At the end of the year, the ECB, under-delivered with its expanded stimulus package, as the pace of quantitative easing bond purchases was not increased nor was the yield floor on purchases removed. Elsewhere, the People's Bank of China
(PBoC) eased policy yet again by cutting the Reserve Requirement Ratio by 50 basis points and its benchmark rates by 25 basis points. Oil prices were also a key driver of returns, as the Organization of the Petroleum Exporting Countries ("OPEC") declined to cut production which caused both West Texas Intermediate ("WTI") and Brent crude to fall by over 16% to end the year at around U.S. $37 per barrel.

Elsewhere in Europe, Russia had a mixed year. The beginning of 2015 was characterized by economic volatility within the country, as the Russian Central Bank cut its policy interest rate by 300 basis points to 14%. This followed an emergency meeting in December, where rates were raised by 650 basis points. Russia's credit rating was cut to junk status by both Standard & Poor's and Moody's, with both agencies keeping a negative outlook on the country. The contraction of the country's economy - though softer than expected - accelerated in the second quarter with poor industrial output and retail sales. Despite some positive statements from the central bank and some encouraging data, Russia's contraction appeared to continue in the third quarter.

News flow towards the end of the period was dominated by central bank activity in China. With its economy showing continued signs of a slowdown, at the start of the month, the Chinese government devalued the renminbi by a record 1.90%, spurring investors to drive the currency to its lowest level in nearly three years. This currency depreciation coupled with weak economic data brought chaos to equity markets, in turn prompting policy makers to take action and cut interest rates by 25 basis points, in a bid to calm the storm. In November, it was announced that the renminbi will be included in the International Monetary Fund's Special Drawing Rights basket of currencies from October 2016. While the direct impact of inclusion will be minimal, it confirms China's ongoing commitment to liberalizing its capital account and may result in some gradual managed depreciation over the medium term.

Brazil has had a particularly difficult year, culminating with credit ratings agency, Standard & Poor's, downgrading its sovereign rating and with it $56 billion of corporate debt, which dropped out of the investment grade index causing a flurry of index-related forced selling. In response to the downgrade, Brazil's central bank announced that it would "use all available instruments" to arrest the continued depreciation of the Brazil real against the U.S. dollar. There were two pieces of favorable news at the end of September, as Petrobras, the state-controlled oil company, increased its petrol and diesel prices by 6% and 4%, respectively, which will help it reclaim some losses from the recent Brazilian real depreciation.

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PORTFOLIO COMMENTARY (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)


PERFORMANCE ANALYSIS

For the year, the EM debt portion of the Fund outperformed the EM debt portion of its blended index in hard currency but not in local currency bonds.

Within the hard currency space, the Fund's overweight positions in Russia, Kazakhstan and Argentina were the key positive contributors to performance, as were off-index holdings in the United Arab Emirates and selection effects in Venezuela. On the other side, an underweight position in Colombia detracted from performance as did underweight positions in China, Hungary and the Philippines, while an underweight for most of the year in Ukraine also detracted from the Fund's performance.

Within the local currency holdings, underweight positions in South Africa and Malaysia benefited the Fund as did bond selection in Russia and an underweight in Peru. Overweight positioning in Brazil was the main detractor from performance as was currency exposure in Colombia and an underweight in Turkey

MARKET AND FUND OUTLOOK

EM have had another tough year as external factors - most notably when U.S. monetary policy would be tightened - guided sentiment against the asset class. It should be noted though that aggregate hard currency sovereign and corporate bonds had positive returns, while local currency rates all avoided losses over 2015 - it was in EM currencies where the most pain was felt. The key is that many more EM countries have free-floating exchange rates compared to the U.S. dollar pegs of the past, which have allowed currencies to become the favored "venting mechanism" for the markets to express a negative view. We believe there are some benefits to this: it contains volatility in hard currency spreads and local currency yields, and on a fundamental level improves balance of payments positions by boosting export competitiveness and increasing imports costs. Ultimately, EM currencies will stabilize, which means that local currency bonds in U.S. dollar terms could become a better performing asset class in the coming years.

Looking ahead, we believe the key risks for emerging markets in the coming year will be the pace of U.S. rate hikes and concerns about Chinese growth that could prompt renewed fears of currency weakness. In the absence of any inflation surprises, we would expect a more moderate pace of U.S. rate hikes to be generally supportive for higher yielding assets. Concerns about China are likely to persist at times, but we believe further stimulus will help prevent a sharp slowdown in growth, and that officials will seek to stem currency volatility in what is still a tightly managed exchange rate.

                          DEVELOPED MARKET COMMENTARY

MARKET RECAP

2015 was a decidedly mixed year for developed market government bonds. While hedged returns in most developed markets were marginally positive, the underperformance of most currencies versus the U.S. dollar meant that U.S. investors still suffered losses on their global indices.

Demand for the safety of government bonds ebbed and flowed through the year but was largely supportive as economic malaise, increased financial market volatility, risk asset weakness and the odd misstep by policy makers all conspired to keep investors in need of high quality assets.

In the U.S. it was a case of deja vu as once again, early-year economic optimism was dashed by extreme weather across much of the region. With 2015 earmarked as the year when the Fed would finally raise rates, the resultant short positioning in the market became fuel for the rally and thus 10-year Treasury yields fell precipitously through the early weeks reaching a low of 1.64% at the end of January.

While the weak data continued throughout Q1, it became evident as the first half wore on that this weakness was heavily impacted by temporary factors, such as the weather and disruption at west coast ports and as such, yields headed back towards 2%, where they were to spend much of the year.

With the bad weather a thing of the past, economic data returned to the previous trend, with strong jobs addition of around 200,000 jobs per month again a key feature for the year. This saw the unemployment rate fall from 5.7% to 5%, with the broader U6 unemployment measure (the "underemployment rate") also showing significant signs of improvement, as it fell from 11.3% to 9.9%. With the improvement of the labor market, having been specified by the Fed as a key milestone towards rate rises, the market consistently saw this as heralding the first change in policy for seven years. However, the thorn in the Fed's side was consistently one of prices and wages. Wages showed some sign of improvement but

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PORTFOLIO COMMENTARY (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)


for each step forward in this department, there was a step back. Average hourly earnings data showed that the evolution of the year-on-year data was merely from 2.2% to 2.5% over the year, underwhelming expectations. More specifically for the Fed, their chosen inflation measure of personal consumption expenditures ("PCE") showed precious few signs of returning to the 2% target. Headline inflation measures in the U.S. were constantly being held down by transitory factors, as oil prices declined steadily from the middle of the year onwards. The circa 50% decline in oil prices from the spring onwards were oft quoted by the Fed as a cause for concern. As well as depressing headline inflation, these price declines saw intense pressure on the U.S.'s burgeoning energy sector with large hits to capex and employment but also leading to increasing turmoil in high-yield bond and equity markets.

The Fed also became the victim of its own success as the U.S.'s position as the number one performing economy was solidified but with it brought unwanted currency strength, which pinched U.S. exporters and manufacturers and also served to hold down inflation via lower imported prices. This conflict between largely solid domestic data and a weak external sector and transitory influences on inflation became the main story of the year, culminating in a fairly large communication error at the Fed's September meeting. This meeting was the first meeting deemed by investors to be genuinely "live" with respect to a tightening of policy. What transpired in the end was that volatility emanating from China and elsewhere was sufficient to postpone the Fed's intended tightening. The communication around this however was excessively dovish and intimated a Fed very much afraid with respect to many factors outside of their control. Rather than reacting to the extension of easy policy risk markets focused on the perceived fear of policy makers and fell aggressively. This was the opposite of what Fed chair Janet Yellen would have wanted or expected and as such required some clearing up in the aftermath.

As markets calmed down and the U.S. data largely continued to show consistent progress towards the Fed's dual mandate, Yellen was ultimately able to give a strong signal at the October meeting and followed this up with the first tightening of policy since 2006 at their December meeting. Having been well signalled and well communicated, this hike passed without major incident, as bond and equity markets alike took it in their stride, especially comforting given the end of year illiquidity which tends to prevail in December. As a result 10-year Treasury yields closed the year at 2.27% around 10 basis points higher than where they had started the year. The U.S. dollar performed better, outperforming most currencies globally. Its performance was particularly strong against currencies heavily affected by the decline in oil prices, with the Greenback returning 15% against both the Canadian dollar and Norwegian krone.

The Eurozone benefited perceptibly from the renewed activism of the ECB under President Draghi. At their January meeting, they announced a broad based asset purchase program, including sovereign bonds ("QE") as had been signaled at the end of 2014. The announcement communicated their intention to buy 60 billion of assets per month until at least September 2016. While this saw yields and the euro continue to fall in the aftermath of the meeting, as Q1 drew to a close, it became apparent that investor expectations around the scarcity of bonds, and thus positioning, had somewhat run ahead of the policy. This led to a sharp correction higher in bond yields, periphery spreads and the euro at the beginning of the second quarter. Having reached a low of 0.05% in mid-April, the benchmark 10-year German bund proceeded to sell-off aggressively in some extremely volatile trading session, reaching a high of 1.05% by mid-June.

It was during this period that Greece also returned to the headlines. The ruling Syriza party elected in January on an anti-austerity ticket was required to negotiate with the European creditors and this public and messy process led to heightened fears of a Greek exit (Grexit) from the monetary union. It was this, as well as the value seemingly offered by higher European yields, which led to support for safe assets in the region returning. Ultimately Syriza were forced to back down as they were split by the united front presented by the European institutional creditors in refusing to negotiate on debt relief until certain policy actions had been under taken by the Greek government. When push came to shove, Prime Minister Tsipras, when faced between a stark choice of austerity in the euro or a future outside, chose the former and in new elections was given a mandate by the Greek people to do so. Once stability had returned to Greek assets, and buoyed by ongoing ECB purchases, support for all European assets returned and volatility once again declined.

Economic data during the year was actually rather solid, as the benefit of previous policy easing coupled with the consumer boost via lower oil prices helped the region grow above potential and make small inroads into the high unemployment levels across the region. Spain and Ireland were the greatest beneficiaries with France, having undertaken precious little structural reform, lagging behind somewhat.

Much of the second half of the year was less exciting, as receding Grexit fears, stable economic growth and the ongoing asset purchases from the ECB sought to keep bond yields well supported in a fairly narrow range. It was only towards the end of the year that financial markets began to move in a more adverse

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)


direction, as expectations of Fed tightening and volatility emanating from China saw risk assets wobble and saw an unwind of euro shorts, which both served to tighten financial conditions in the region. The ECB moved to prevent these moves from getting out of hand by first changing their communication and finally at the December meeting acting to cut rates by 0.1% and also extending the maturity of their purchase program by six months. Although this was a disappointment to markets in terms of magnitude, it served to reinforce the message that the ECB stands ready to act again if required.

The UK economy spent much of the year being buffeted by the global economic crosswinds. For most of the period the economic data, particularly the employment data, suggested that the UK would follow in the footsteps of the U.S. economy by heading for the monetary policy exit door. Jobs were consistently added throughout, with unemployment reaching the levels around 5% that are generally associated with full employment. While wage growth was far from out of control, it was positive and hinted at the early signs of labor market tightness which would normally elicit a policy response. However the Monetary Policy Committee ("MPC"), comforted by low headline inflation driven by the stronger currency and lower oil prices, continued to espouse a patience which saw markets constantly pushing back expectations for the first hike. This saw yields fall towards the end of the year although not able to reach the lows which had been seen in January and then March, leading to a small rise on the year from around 1.75% to around 2%.

The biggest non-economic event for the UK during the year was the May general election. Market expectations, strongly supported by the polls, suggested another close vote with the high possibility of another hung parliament and thus coalition government. In the end, the slide in support for the Liberal Democrats and the wiping out of Labour in Scotland conspired to give the Conservative party their first overall majority since the early 1990s. While this significantly reduced the potential for political instability and policy paralysis, it certainly paved the way for resumption of fiscal austerity but also meant that a Tory party manifesto pledge on a Brexit referendum was all but guaranteed. This is likely to provide a narrative throughout 2016.

Antipodean markets experienced more of the same, as their terms of trade shock caused by plummeting commodity prices, combined with lower demand for the commodities they produce as a result of the economic slowdown in China, to keep their domestic economies under pressure. As a result, both central banks eased policy through the year, with the intention of supporting domestic demand but also allowing the external adjustment via weakening exchange rates, which would minimize the income shock coming from the lower demand and lower prices for their key commodity exports. This meant that their bond markets were largely well supported but non-domestic investors had to contend with major currency adjustments, as both the Aussie and Kiwi dollar's declined by around 9% versus the Greenback for the year.

PERFORMANCE ANALYSIS

The Fund's developed market bond portfolio underperformed during the year, with a return of -8.67% versus -3.59% for the developed market portion of the blended index. The portfolio's investments continued to be concentrated in Australia, New Zealand, and the Eurozone relative to underweight positions in the U.S. and Japan.

The biggest drags to performance came from the exposure to non-dollar assets. The U.S. dollar was by far the strongest performing currency of the year and as a result all non-USD exposure was a drag. This means that investments in Eurozone, Australian and New Zealand bonds while adding performance from the rates exposure, were a drag to performance given the slide in their respective currencies. Underweights in the U.S. and Japanese bond markets were both positive contributors to performance. Currency hedging decisions taken in total over the year added 2.5% to performance.

MARKET AND FUND OUTLOOK

While we anticipate country allocations remaining largely consistent, we feel that there may be opportunities presented by the commencement of the U.S. interest rate tightening cycle. While the need for the cycle is obvious from a domestic perspective, global matters may complicate the picture and as such U.S. yields may quickly offer value as they move higher.

Elsewhere we continue to favor bond markets at a less advanced stage of the economic cycle such as Eurozone, Australia and New Zealand where monetary policy remains supportive.

We believe the bigger concerns on the horizon with respect to global bond markets emanate from the connected issues of the Chinese economic rebalance and commodity markets. Both have the potential to be sources of positive and negative sentiment in 2016 and thus we believe the success with which Chinese policy makers can manage their economic problems will be key in driving bond and currency market returns over the next 12 months.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2015

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED          VALUE
   CURRENCY)                             DESCRIPTION                           COUPON       MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   ---------   ------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES - 108.3%

                  ANGOLA - 0.4%
         881,000  Angolan Government International Bond (USD) (b)..........     9.50%       11/12/25     $     821,533
                                                                                                         -------------
                  ARGENTINA - 3.9%
       3,000,000  Argentina Bonar Bonds (USD)..............................     7.00%       04/17/17         3,042,334
       2,425,526  Argentine Republic Government International
                     Bond (USD) (c)........................................     8.28%       12/31/33         2,801,482
       1,822,649  Argentine Republic Government International
                     Bond (USD) (c)........................................     8.28%       12/31/33         2,055,037
                                                                                                         -------------
                                                                                                             7,898,853
                                                                                                         -------------
                  ARMENIA - 0.7%
       1,477,000  Armenia International Bond (USD) (b).....................     6.00%       09/30/20         1,438,938
                                                                                                         -------------
                  AUSTRALIA - 4.3%
       9,800,000  Treasury Corp. of Victoria (AUD).........................     6.00%       10/17/22         8,562,672
                                                                                                         -------------
                  BRAZIL - 5.3%
       6,800,000  Brazil Notas do Tesouro Nacional, Series F (BRL).........    10.00%       01/01/17         1,637,277
      49,410,000  Brazil Notas do Tesouro Nacional, Series F (BRL).........    10.00%       01/01/25         8,943,245
                                                                                                         -------------
                                                                                                            10,580,522
                                                                                                         -------------
                  CANADA - 2.7%
       5,000,000  Canadian Government Bond (CAD)...........................     8.00%       06/01/23         5,369,914
                                                                                                         -------------
                  CHILE - 0.5%
         950,000  Empresa Nacional del Petroleo (USD) (b)..................     4.38%       10/30/24           914,360
                                                                                                         -------------
                  COLOMBIA - 0.7%
   3,122,000,000  Colombia Government International Bond (COP).............     7.75%       04/14/21         1,008,049
     937,000,000  Colombia Government International Bond (COP).............     9.85%       06/28/27           338,406
                                                                                                         -------------
                                                                                                             1,346,455
                                                                                                         -------------
                  COSTA RICA - 0.4%
         990,000  Costa Rica Government International Bond (USD)...........     4.25%       01/26/23           871,200
                                                                                                         -------------
                  DOMINICAN REPUBLIC - 1.7%
         700,000  Dominican Republic International Bond (USD)..............     7.50%       05/06/21           752,500
         651,000  Dominican Republic International Bond (USD)..............     5.88%       04/18/24           651,000
       1,720,000  Dominican Republic International Bond (USD)..............     8.63%       04/20/27         2,008,100
                                                                                                         -------------
                                                                                                             3,411,600
                                                                                                         -------------
                  EGYPT - 0.6%
       1,470,000  Egypt Government International Bond (USD) (b)............     5.88%       06/11/25         1,279,562
                                                                                                         -------------
                  ETHIOPIA - 1.3%
       2,370,000  Ethiopia International Bond (USD) (b)....................     6.63%       12/11/24         2,110,248
         650,000  Ethiopia International Bond (USD)........................     6.63%       12/11/24           578,760
                                                                                                         -------------
                                                                                                             2,689,008
                                                                                                         -------------
                  GABON - 0.2%
         470,000  Gabon Government International Bond (USD) (b)............     6.95%       06/16/25           375,478
                                                                                                         -------------
                  GEORGIA - 0.7%
       1,300,000  Georgian Oil and Gas Corp. JSC (USD) (b).................     6.88%       05/16/17         1,322,620
                                                                                                         -------------
                  GHANA - 0.9%
       1,400,000  Ghana Government International Bond (USD)................     8.13%       01/18/26         1,099,000
         900,000  Ghana Government International Bond (USD) (b)............     8.13%       01/18/26           706,500
                                                                                                         -------------
                                                                                                             1,805,500
                                                                                                         -------------


Page 8                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2015

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED          VALUE
   CURRENCY)                             DESCRIPTION                           COUPON       MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   ---------   ------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  HONDURAS - 1.2%
       2,360,000  Honduras Government International Bond (USD) (b).........     7.50%       03/15/24     $   2,495,700
                                                                                                         -------------
                  HUNGARY - 1.9%
     924,350,000  Hungary Government Bond (HUF)............................     5.50%       06/24/25         3,736,693
                                                                                                         -------------
                  INDONESIA - 3.5%
       1,750,000  Indonesia Government International Bond (USD) (b)........     5.88%       01/15/24         1,879,175
  27,000,000,000  Indonesia Treasury Bond (IDR)............................     5.25%       05/15/18         1,813,456
  27,200,000,000  Indonesia Treasury Bond (IDR)............................     8.38%       03/15/34         1,856,015
       1,600,000  Pertamina Persero PT (USD) (b)...........................     4.30%       05/20/23         1,458,526
                                                                                                         -------------
                                                                                                             7,007,172
                                                                                                         -------------
                  IRAQ - 1.1%
       3,360,000  Iraq International Bond (USD) ...........................     5.80%       01/15/28         2,276,434
                                                                                                         -------------
                  ITALY - 11.5%
       4,650,000  Italy Buoni Poliennali Del Tesoro (EUR)..................     9.00%       11/01/23         7,964,337
       6,800,000  Italy Buoni Poliennali Del Tesoro (EUR)..................     7.25%       11/01/26        11,447,902
       2,970,000  Italy Government International Bond (USD)................     6.88%       09/27/23         3,659,940
                                                                                                         -------------
                                                                                                            23,072,179
                                                                                                         -------------
                  IVORY COAST - 1.4%
         900,000  Ivory Coast Government International Bond (USD) (b)......     6.38%       03/03/28           823,464
       2,230,000  Ivory Coast Government International Bond (USD)..........     5.75%       12/31/32         1,994,668
                                                                                                         -------------
                                                                                                             2,818,132
                                                                                                         -------------
                  JAMAICA - 0.9%
       1,851,000  Jamaica Government International Bond (USD)..............     7.88%       07/28/45         1,804,725
                                                                                                         -------------
                  KAZAKHSTAN - 3.3%
       2,490,000  Kazakhstan Government International Bond (USD) (b).......     3.88%       10/14/24         2,346,825
       1,870,000  KazMunaiGas National Co., JSC (USD)......................     9.13%       07/02/18         2,063,470
       2,064,000  KazMunaiGas National Co., JSC (USD)......................     7.00%       05/05/20         2,191,295
                                                                                                         -------------
                                                                                                             6,601,590
                                                                                                         -------------
                  KENYA - 0.5%
       1,180,000  Kenya Government International Bond (USD)................     6.88%       06/24/24         1,038,400
                                                                                                         -------------
                  MEXICO - 5.1%
      29,400,000  Mexican Bonos (MXN)......................................     6.50%       06/09/22         1,759,580
      20,000,000  Mexican Bonos (MXN)......................................     0.00%       12/05/24         1,463,744
      29,050,000  Mexican Bonos (MXN)......................................     7.50%       06/03/27         1,833,928
      74,570,000  Mexican Bonos (MXN)......................................     8.50%       11/18/38         5,104,981
                                                                                                         -------------
                                                                                                            10,162,233
                                                                                                         -------------
                  MONGOLIA - 1.6%
       2,130,000  Development Bank of Mongolia LLC (USD)...................     5.75%       03/21/17         2,042,089
       1,500,000  Mongolia Government International Bond (USD).............     5.13%       12/05/22         1,198,675
                                                                                                         -------------
                                                                                                             3,240,764
                                                                                                         -------------
                  NEW ZEALAND - 8.3%
      18,630,000  New Zealand Government Bond (NZD)........................     6.00%       12/15/17        13,543,772
       4,100,000  New Zealand Government Bond (NZD)........................     6.00%       05/15/21         3,218,162
                                                                                                         -------------
                                                                                                            16,761,934
                                                                                                         -------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2015

    PRINCIPAL
      VALUE
     (LOCAL                                                                    STATED        STATED          VALUE
    CURRENCY)                             DESCRIPTION                          COUPON       MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   ---------   ------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  POLAND - 2.9%
      16,250,000  Poland Government Bond (PLN).............................     4.75%       04/25/17     $   4,314,733
       5,650,000  Poland Government Bond (PLN).............................     4.00%       10/25/23         1,562,279
                                                                                                         -------------
                                                                                                             5,877,012
                                                                                                         -------------
                  PORTUGAL - 5.3%
       7,830,000  Portugal Obrigacoes do Tesouro OT (EUR) (b)..............     5.65%       02/15/24        10,567,254
                                                                                                         -------------
                  ROMANIA - 3.3%
      12,900,000  Romania Government Bond (RON)............................     5.80%       07/26/27         3,567,883
       2,680,000  Romanian Government International Bond (USD).............     6.75%       02/07/22         3,154,172
                                                                                                         -------------
                                                                                                             6,722,055
                                                                                                         -------------
                  RUSSIA - 5.1%
     134,800,000  Russian Federal Bond - OFZ (RUB).........................     7.50%       03/15/18         1,774,559
     478,935,000  Russian Federal Bond - OFZ (RUB).........................     7.05%       01/19/28         5,496,927
         600,000  Russian Foreign Bond - Eurobond (USD)....................     4.88%       09/16/23           610,875
         400,000  Russian Foreign Bond - Eurobond (USD)....................     5.88%       09/16/43           390,940
       2,000,000  Vnesheconombank Via VEB Finance PLC (USD)................     6.90%       07/09/20         2,029,990
                                                                                                         -------------
                                                                                                            10,303,291
                                                                                                         -------------
                  RWANDA - 0.9%
       1,440,000  Rwanda International Government Bond (USD)...............     6.63%       05/02/23         1,379,526
         510,000  Rwanda International Government Bond (USD) (b)...........     6.63%       05/02/23           488,582
                                                                                                         -------------
                                                                                                             1,868,108
                                                                                                         -------------
                  SENEGAL - 0.8%
       1,440,000  Senegal Government International Bond (USD)..............     8.75%       05/13/21         1,515,600
                                                                                                         -------------
                  SERBIA - 0.3%
         480,000  Serbia International Bond (USD)..........................     5.25%       11/21/17           499,414
                                                                                                         -------------
                  SOUTH AFRICA - 2.8%
         680,000  Eskom Holdings SOC Ltd. (USD) (b)........................     6.75%       08/06/23           593,300
       1,800,000  Eskom Holdings SOC Ltd. (USD)............................     6.75%       08/06/23         1,570,500
      26,917,865  South Africa Government Bond (ZAR).......................    10.50%       12/21/26         1,841,868
      29,220,000  South Africa Government Bond (ZAR).......................     8.00%       01/31/30         1,604,233
                                                                                                         -------------
                                                                                                             5,609,901
                                                                                                         -------------
                  SPAIN - 10.1%
       6,000,000  Spain Government Bond (EUR) (b)..........................     5.90%       07/30/26         9,033,470
       4,000,000  Spain Government Bond (EUR)..............................     6.00%       01/31/29         6,233,318
       3,300,000  Spain Government Bond (EUR) (b)..........................     5.15%       10/31/44         5,094,864
                                                                                                         -------------
                                                                                                            20,361,652
                                                                                                         -------------
                  TANZANIA - 0.5%
       1,150,000  Tanzania Government International Bond (USD) (d).........     6.54%       03/09/20         1,089,510
                                                                                                         -------------
                  TURKEY - 4.7%
       6,600,000  Turkey Government Bond (TRY).............................     6.30%       02/14/18         2,085,413
      10,200,000  Turkey Government Bond (TRY).............................    10.40%       03/20/24         3,450,247
       3,650,000  Turkey Government International Bond (USD)...............     6.25%       09/26/22         3,974,485
                                                                                                         -------------
                                                                                                             9,510,145
                                                                                                         -------------
                  UKRAINE - 1.1%
         500,000  Ukraine Government International Bond (USD) (b)..........     7.75%       09/01/20           462,500
         404,000  Ukraine Government International Bond (USD) (b)..........     7.75%       09/01/21           369,078
         154,000  Ukraine Government International Bond (USD) (b)..........     7.75%       09/01/23           137,861


Page 10                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2015

    PRINCIPAL
      VALUE
     (LOCAL                                                                    STATED        STATED          VALUE
    CURRENCY)                             DESCRIPTION                          COUPON       MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   ---------   ------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  UKRAINE (CONTINUED)
         297,000  Ukraine Government International Bond (USD) (b)..........     7.75%       09/01/24     $     264,303
         297,000  Ukraine Government International Bond (USD) (b)..........     7.75%       09/01/25           262,720
         297,000  Ukraine Government International Bond (USD) (b)..........     7.75%       09/01/26           259,862
         297,000  Ukraine Government International Bond (USD) (b)..........     7.75%       09/01/27           259,875
         716,000  Ukraine Government International Bond (USD) (b)..........      (e)        05/31/40           289,085
                                                                                                         -------------
                                                                                                             2,305,284
                                                                                                         -------------
                  UNITED ARAB EMIRATES - 0.9%
       1,440,000  Emirate of Dubai Government International Bonds (USD)....     7.75%       10/05/20         1,747,534
                                                                                                         -------------
                  UNITED KINGDOM - 2.2%
       2,230,000  United Kingdom Gilt (GBP)................................     4.25%       12/07/49         4,520,269
                                                                                                         -------------
                  URUGUAY - 1.3%
         655,000  Uruguay Government International Bond (USD)..............     7.63%       03/21/36           812,200
      56,816,279  Uruguay Government International Bond,
                     Inflation Adjusted Bond (UYU) (f).....................     5.00%       09/14/18         1,900,207
                                                                                                         -------------
                                                                                                             2,712,407
                                                                                                         -------------
                  VENEZUELA - 0.6%
       3,130,000  Venezuela Government International Bond (USD)............     7.75%       10/13/19         1,259,825
                                                                                                         -------------
                  ZAMBIA - 0.9%
       2,200,000  Zambia Government International Bond (USD) (b)...........     8.97%       07/30/27         1,751,640
                                                                                                         -------------
                  TOTAL FOREIGN SOVEREIGN BONDS AND NOTES.............................................     217,925,072
                  (Cost $246,675,270)                                                                    -------------

FOREIGN CORPORATE BONDS AND NOTES (g) - 27.2%

                  BANGLADESH - 0.5%
       1,000,000  Banglalink Digital Communications Ltd. (USD) (b).........     8.63%       05/06/19         1,037,500
                                                                                                         -------------
                  BARBADOS - 0.5%
       1,000,000  Sagicor Finance 2015 Ltd. (USD) (b)......................     8.88%       08/11/22         1,092,500
                                                                                                         -------------
                  BRAZIL - 2.8%
       1,750,000  Marfrig Overseas Ltd. (USD)..............................     9.50%       05/04/20         1,723,750
       1,550,000  OAS Finance Ltd. (USD) (b) (c) (i) (j)...................     8.88%         (h)               85,250
         460,000  OAS Investments GmbH (USD) (b) (c) (j)...................     8.25%       10/19/19            25,300
       1,050,000  Petrobras Global Finance BV (USD)........................     5.75%       01/20/20           826,875
       2,360,000  Petrobras Global Finance BV (USD)........................     5.38%       01/27/21         1,764,100
       1,767,805  QGOG Atlantic/Alaskan Rigs Ltd. (USD)....................     5.25%       07/30/18         1,219,785
                                                                                                         -------------
                                                                                                             5,645,060
                                                                                                         -------------
                  CHINA - 0.5%
       1,000,000  Future Land Development Holdings Ltd. (USD)..............     10.25%      07/21/19         1,083,994
                                                                                                         -------------
                  GEORGIA - 1.0%
       1,900,000  Georgian Railway JSC (USD)...............................     7.75%       07/11/22         1,932,756
                                                                                                         -------------
                  GUATEMALA - 1.2%
         980,000  Comcel Trust via Comunicaciones Celulares SA (USD) (b)...     6.88%       02/06/24           759,500
       1,550,000  Industrial Subordinated Trust (USD)......................     8.25%       07/27/21         1,635,250
                                                                                                         -------------
                                                                                                             2,394,750
                                                                                                         -------------
                  HONG KONG - 0.5%
       1,020,000  Shimao Property Holdings Ltd. (USD)......................     8.38%       02/10/22         1,097,332
                                                                                                         -------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2015

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED          VALUE
   CURRENCY)                             DESCRIPTION                           COUPON       MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   ---------   ------------   -------------
FOREIGN CORPORATE BONDS AND NOTES (g) (CONTINUED)

                  INDIA - 0.9%
       1,040,000  ABJA Investment Co. Pte Ltd. (USD).......................     5.95%       07/31/24     $     872,346
       1,000,000  ICICI Bank Ltd. (USD) (i)................................     6.38%       04/30/22         1,028,239
                                                                                                         -------------
                                                                                                             1,900,585
                                                                                                         -------------
                  KAZAKHSTAN - 1.5%
       1,850,000  Kazakhstan Temir Zholy Finance BV (USD)..................     6.38%       10/06/20         1,828,170
       1,500,000  Zhaikmunai LLP (USD) (b).................................     7.13%       11/13/19         1,173,750
                                                                                                         -------------
                                                                                                             3,001,920
                                                                                                         -------------
                  MEXICO - 2.5%
       1,050,000  Alfa SAB de CV (USD).....................................     6.88%       03/25/44           979,125
         850,000  CEMEX Espana S.A. (USD)..................................     9.88%       04/30/19           903,125
         460,000  Cemex Finance, LLC (USD) (b).............................     9.38%       10/12/22           486,450
       1,640,000  Sixsigma Networks Mexico S.A. de CV (USD) (b)............     8.25%       11/07/21         1,574,400
       1,130,000  Unifin Financiera SAPI de CV SOFOM ENR (USD).............     6.25%       07/22/19         1,045,250
                                                                                                         -------------
                                                                                                             4,988,350
                                                                                                         -------------
                  MOZAMBIQUE - 1.0%
       2,320,500  EMATUM Via Mozambique EMATUM
                     Finance 2020 BV (USD).................................     6.31%       09/11/20         1,942,955
                                                                                                         -------------
                  NIGERIA - 0.7%
       1,520,000  Zenith Bank PLC (USD) (b)................................     6.25%       04/22/19         1,379,491
                                                                                                         -------------
                  PARAGUAY - 0.7%
       1,360,000  Banco Regional SAECA (USD) (b)...........................     8.13%       01/24/19         1,390,600
                                                                                                         -------------
                  PERU - 0.9%
         625,000  InRetail Consumer (USD) (b)..............................     5.25%       10/10/21           631,250
         405,000  Southern Copper Corp. (USD)..............................     3.88%       04/23/25           364,566
         730,000  Union Andina de Cementos SAA (USD).......................     5.88%       10/30/21           706,275
                                                                                                         -------------
                                                                                                             1,702,091
                                                                                                         -------------
                  RUSSIA - 3.2%
       1,560,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD)..........     7.75%       04/28/21         1,634,100
       1,640,000  Evraz Group S.A. (USD) (b)...............................     6.50%       04/22/20         1,541,600
       1,350,000  Lukoil International Finance BV (USD)....................     4.56%       04/24/23         1,216,013
       1,170,000  Sberbank of Russia Via SB Capital S.A. (USD).............     6.13%       02/07/22         1,178,073
         890,000  Vimpel Communications Via VIP Finance
                     Ireland Ltd., OJSC (USD)..............................     7.75%       02/02/21           912,888
                                                                                                         -------------
                                                                                                             6,482,674
                                                                                                         -------------
                  SUPRANATIONALS - 6.4%
      17,600,000  Asian Development Bank (AUD).............................     5.50%       02/15/16        12,876,045
                                                                                                         -------------
                  TURKEY - 0.9%
         750,000  Arcelik AS (USD) (b).....................................     5.00%       04/03/23           686,125
       1,150,000  Yasar Holdings AS (USD) (b)..............................     8.88%       05/06/20         1,183,120
                                                                                                         -------------
                                                                                                             1,869,245
                                                                                                         -------------
                  UNITED ARAB EMIRATES - 1.3%
       2,270,000  Jafz Sukuk Ltd. (USD)....................................     7.00%       06/19/19         2,540,584
                                                                                                         -------------
                  VENEZUELA - 0.2%
         733,333  Petroleos de Venezuela S.A. (USD)........................     8.50%       11/02/17           392,333
                                                                                                         -------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES.............................................      54,750,765
                  (Cost $59,103,771)                                                                     -------------


Page 12                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2015

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED          VALUE
   CURRENCY)                             DESCRIPTION                           COUPON       MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   ---------   ------------   -------------
U.S. GOVERNMENT BONDS AND NOTES - 3.0%

                  UNITED STATES - 3.0%
$      4,900,000  United States Treasury Note (USD)........................     1.00%       06/30/19     $   4,819,802
       1,000,000  United States Treasury Note (USD)........................     3.75%       11/15/43         1,152,129
                                                                                                         -------------
                  TOTAL U.S. GOVERNMENT BONDS AND NOTES...............................................       5,971,931
                  (Cost $6,015,683)                                                                      -------------

                  TOTAL INVESTMENTS - 138.5%..........................................................     278,647,768
                  (Cost $311,794,724) (k)

                  OUTSTANDING LOANS - (42.9%).........................................................     (86,242,673)
                  NET OTHER ASSETS AND LIABILITIES - 4.4%.............................................       8,857,078
                                                                                                         -------------
                  NET ASSETS - 100.0%.................................................................   $ 201,262,173
                                                                                                         =============

-----------------------------

(a) All of the securities within the Portfolio of Investments are available to serve as collateral for the outstanding loans.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc., the Fund's investment sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2015, securities noted as such amounted to $60,854,159 or 30.24% of net assets.

(c)   This security is in default and interest is not being accrued by the Fund.

(d) Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2015.

(e)   Zero coupon bond.

(f) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(g) Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Fund's investment sub-advisor.

(h)   Perpetual maturity.

(i) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(j) This company has filed for bankruptcy protection in a Sao Paulo state court.

(k) Aggregate cost for federal income tax purposes is $317,024,143. As of December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,764,848 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $41,141,223.

Currency Abbreviations:
      ARS Argentine Peso                    MXN Mexican Peso
      AUD Australian Dollar                 NZD New Zealand Dollar
      BRL Brazilian Real                    PLN Polish Zloty
      CAD Canadian Dollar                   RON Romanian Leu
      COP Colombian Peso                    RUB Russian Ruble
      EUR Euro                              TRY Turkish Lira
      GBP British Pound Sterling            USD United States Dollar
      HUF Hungarian Forint                  UYU Uruguayan Peso
      IDR Indonesian Rupiah                 ZAR South African Rand
      INR Indian Rupee


                        See Notes to Financial Statements                Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                          TOTAL           LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE      UNOBSERVABLE
                                                       12/31/2015          PRICES            INPUTS           INPUTS
                                                      -------------    --------------    --------------    -------------
Foreign Sovereign Bonds and Notes*.................   $ 217,925,072    $           --    $  217,925,072    $          --
Foreign Corporate Bonds and Notes*.................      54,750,765                --        54,750,765               --
U.S. Government Bonds and Notes*...................       5,971,931                --         5,971,931               --
                                                      -------------    --------------    --------------    -------------
Total Investments..................................     278,647,768                --       278,647,768               --
Forward Foreign Currency Contracts**...............       1,255,761                --         1,255,761               --
                                                      -------------    --------------    --------------    -------------
Total..............................................   $ 279,903,529    $           --    $  279,903,529    $          --
                                                      =============    ==============    ==============    =============

                                                   LIABILITIES TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                          TOTAL           LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE      UNOBSERVABLE
                                                       12/31/2015          PRICES            INPUTS           INPUTS
                                                      -------------    --------------    --------------    -------------
Forward Foreign Currency Contracts**...............   $    (393,528)   $           --    $     (393,528)   $          --
                                                      =============    ==============    ==============    =============

*     See the Portfolio of Investments for country breakout.

** See the Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at December 31, 2015.

-------------------------------------------
CURRENCY EXPOSURE               % OF TOTAL
DIVERSIFICATION                INVESTMENTS+
-------------------------------------------
USD                               60.0%
EUR                                9.6
BRL                                3.8
AUD                                3.3
MXN                                3.1
RUB                                2.6
PLN                                2.1
TRY                                2.0
CAD                                2.0
NZD                                1.8
GBP                                1.6
HUF                                1.4
IDR                                1.3
INR                                1.3
RON                                1.3
ZAR                                1.2
UYU                                0.7
COP                                0.5
ARS                                0.4
-------------------------------------------
                       Total     100.0%
                                 ======

+ The weightings include the impact of currency forwards.


Page 14                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements).

                                             FORWARD FOREIGN CURRENCY CONTRACTS
                                ------------------------------------------------------------
                                                                                PURCHASE            SALE          UNREALIZED
 SETTLEMENT                            AMOUNT                AMOUNT           VALUE AS OF       VALUE AS OF      APPRECIATION
    DATE        COUNTERPARTY        PURCHASED (a)           SOLD (a)           12/31/2015        12/31/2015     (DEPRECIATION)
------------   --------------   ---------------------  -------------------  ----------------  ----------------  --------------
  02/22/16          CIT         ARS        17,875,000  USD       1,191,667  $      1,309,272  $      1,191,667  $      117,605
  01/14/16          BAR         AUD           294,000  USD         209,027           214,090           209,027           5,063
  01/14/16          RBC         CAD           200,000  USD         153,136           144,544           153,136          (8,592)
  02/22/16          CIT         INR       241,634,000  USD       3,604,326         3,620,647         3,604,326          16,321
  01/14/16          RBC         USD        12,388,959  AUD      17,064,000        12,388,959        12,425,962         (37,003)
  01/14/16          DB          USD        23,512,948  EUR      20,647,000        23,512,948        22,445,956       1,066,992
  01/14/16          RBC         USD         1,564,279  MXN      26,128,000         1,564,279         1,514,499          49,780
  01/14/16          UBS         USD        11,842,856  NZD      17,841,000        11,842,856        12,190,789        (347,933)
                                                                                                                --------------
Net Unrealized Appreciation (Depreciation)....................................................................  $      862,233
                                                                                                                ==============

(a)   Please see Portfolio of Investments for currency descriptions.

See Note 2D - Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts' assets and liabilities on a gross basis.

Counterparty Abbreviations:
  BAR   Barclays Bank
  CIT   Citibank, NA
  DB    Deutsche Bank
  RBC   Royal Bank of Canada
  UBS   UBS


                        See Notes to Financial Statements                Page 15

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS:
Investments, at value
(Cost $311,794,724)...............................................................................   $278,647,768
Cash..............................................................................................      2,650,562
Foreign currency (Cost $493,374)..................................................................        491,378
Unrealized appreciation on forward foreign currency contracts.....................................      1,255,761
Receivables:
   Interest.......................................................................................      5,350,926
Prepaid expenses..................................................................................          2,993
                                                                                                     ------------
   Total Assets...................................................................................    288,399,388
                                                                                                     ------------
LIABILITIES:
Outstanding loans.................................................................................     86,242,673
Unrealized depreciation on forward foreign currency contracts.....................................        393,528
Payables:
   Investment advisory fees.......................................................................        246,894
   Interest and fees on loans.....................................................................         87,984
   Audit and tax fees.............................................................................         58,200
   Custodian fees.................................................................................         55,883
   Printing fees..................................................................................         22,710
   Administrative fees............................................................................         18,227
   Transfer agent fees............................................................................          6,340
   Legal fees.....................................................................................          2,228
   Financial reporting fees.......................................................................            771
   Trustees' fees and expenses....................................................................             62
Other liabilities.................................................................................          1,715
                                                                                                     ------------
   Total Liabilities..............................................................................     87,137,215
                                                                                                     ------------
NET ASSETS........................................................................................   $201,262,173
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital...................................................................................   $243,938,121
Par value.........................................................................................        172,671
Accumulated net investment income (loss)..........................................................     (2,210,182)
Accumulated net realized gain (loss) on investments, forward foreign currency
   contracts and foreign currency transactions....................................................    (11,882,120)
Net unrealized appreciation (depreciation) on investments, forward foreign
   currency contracts and foreign currency translation............................................    (28,756,317)
                                                                                                     ------------
NET ASSETS........................................................................................   $201,262,173
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)..............................   $      11.66
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).......     17,267,115
                                                                                                     ============


Page 16                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $34,533)..............................................   $ 18,960,988
                                                                                                     ------------
   Total investment income........................................................................     18,960,988
                                                                                                     ------------
EXPENSES:
Investment advisory fees..........................................................................      3,160,369
Interest and fees on outstanding loans............................................................        876,895
Custodian fees....................................................................................        227,614
Administrative fees...............................................................................        134,038
Printing fees.....................................................................................         73,954
Audit and tax fees................................................................................         61,454
Transfer agent fees...............................................................................         37,581
Trustees' fees and expenses.......................................................................         18,576
Legal fees........................................................................................         15,677
Financial reporting fees..........................................................................          9,250
Other.............................................................................................         63,920
                                                                                                     ------------
Total expenses....................................................................................      4,679,328
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)......................................................................     14,281,660
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments....................................................................................     (5,028,452)
   Forward foreign currency contracts.............................................................      9,391,535
   Foreign currency transactions..................................................................    (24,606,493)
                                                                                                     ------------
   Net realized gain (loss).......................................................................    (20,243,410)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments....................................................................................    (11,743,286)
   Forward foreign currency contracts.............................................................     (1,045,816)
   Foreign currency translation...................................................................      1,480,947
Net change in deferred Indonesian capital gains tax...............................................         16,653
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)..............................................    (11,291,502)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................................    (31,534,912)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................................   $(17,253,252)
                                                                                                     ============


                        See Notes to Financial Statements                Page 17

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           FOR THE         FOR THE
                                                                                             YEAR            YEAR
                                                                                            ENDED           ENDED
                                                                                          12/31/2015      12/31/2014
                                                                                        --------------  --------------
OPERATIONS:
Net investment income (loss).........................................................   $   14,281,660  $   17,900,207
Net realized gain (loss).............................................................      (20,243,410)      1,304,874
Net change in unrealized appreciation (depreciation).................................      (11,291,502)    (22,402,188)
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from operations......................      (17,253,252)     (3,197,107)
                                                                                        --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................               --     (12,302,883)
Net realized gain....................................................................               --      (2,263,326)
Return of capital....................................................................      (19,833,603)     (9,111,667)
                                                                                        --------------  --------------
Total distributions to shareholders..................................................      (19,833,603)    (23,677,876)
                                                                                        --------------  --------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares*.........................................................       (1,458,371)             --
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from capital transactions............       (1,458,371)             --
                                                                                        --------------  --------------
Total increase (decrease) in net assets..............................................      (38,545,226)    (26,874,983)

NET ASSETS:
Beginning of period..................................................................      239,807,399     266,682,382
                                                                                        --------------  --------------
End of period........................................................................   $  201,262,173  $  239,807,399
                                                                                        ==============  ==============
Accumulated net investment income (loss) at end of period............................   $   (2,210,182) $   (8,406,951)
                                                                                        ==============  ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.................................................       17,410,203      17,410,203
Common Shares repurchased*...........................................................         (143,088)             --
                                                                                        --------------  --------------
Common Shares at end of period.......................................................       17,267,115      17,410,203
                                                                                        ==============  ==============

-----------------------------

* On September 15, 2015, the Fund commenced a Share Repurchase Program. The program will continue until the earlier of (i) the repurchase of 870,510 common shares, or (ii) six months from implementation of the Fund's Share Repurchase Program. Since September 15, 2015, the Fund repurchased 143,088 of its shares at a weighted-average discount of 15.05% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 727,422 common shares (for an aggregate of 870,510), or (ii) March 15, 2016.


Page 18                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................    $ (17,253,252)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................     (183,463,101)
      Sales, maturities and paydowns of investments.............................      184,217,311
      Net amortization/accretion of premiums/discounts on investments...........          348,058
      Net realized gain/loss on investments.....................................        5,028,452
      Net realized gain/loss on foreign currency transactions (a)...............       23,101,712
      Net change in unrealized appreciation/depreciation on forward foreign
          currency contracts....................................................        1,045,816
      Net change in unrealized appreciation/depreciation on investments.........       11,743,286
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................          830,193
      Decrease in prepaid expenses..............................................              945
      Increase in interest and fees on loans payable............................           77,720
      Decrease in investment advisory fees payable..............................          (41,235)
      Decrease in legal fees payable............................................           (1,546)
      Decrease in printing fees payable.........................................             (188)
      Decrease in administrative fees payable...................................          (64,687)
      Decrease in custodian fees payable........................................          (48,645)
      Decrease in transfer agent fees payable...................................             (370)
      Increase in Trustees' fees and expenses payable...........................               54
      Decrease in deferred Indonesian capital gains tax.........................          (16,653)
      Increase in other liabilities payable.....................................                3
                                                                                    -------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                     $   25,503,873
                                                                                                     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Repurchase of Common Shares...............................................       (1,458,371)
      Distributions to Common Shareholders from return of capital...............      (19,833,603)
      Repayment of borrowing....................................................      (10,000,000)
      Effect of exchange rate changes on Euro borrowing (b).....................       (1,162,078)
                                                                                    -------------
CASH USED IN FINANCING ACTIVITIES...............................................                        (32,454,052)
                                                                                                     --------------
Decrease in cash and foreign currency (c).......................................                         (6,950,179)
Cash and foreign currency at beginning of period................................                         10,092,119
                                                                                                     --------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD......................................                     $    3,141,940
                                                                                                     ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                     $      799,175
                                                                                                     ==============

-----------------------------

(a) This amount is a component of net realized gain (loss) on foreign currency transactions as shown on the Statement of Operations.

(b) This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.

(c) Includes net change in unrealized appreciation (depreciation) on foreign currency of $318,869, which does not include the effect of exchange rate changes on Euro borrowings.



                        See Notes to Financial Statements                Page 19

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------------------------
                                                 2015           2014           2013           2012           2011
                                              -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period........   $   13.77      $   15.32      $   18.37      $   16.94      $   17.80
                                               ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        0.82           1.03           1.07           1.18           1.22
Net realized and unrealized gain (loss).....       (1.80)         (1.22)         (2.56)          1.81          (0.52)
                                               ---------      ---------      ---------      ---------      ---------
Total from investment operations............       (0.98)         (0.19)         (1.49)          2.99           0.70
                                               ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................          --          (0.71)         (1.08)         (1.32)         (1.55)
Net realized gain...........................          --          (0.13)         (0.13)            --             --
Return of capital...........................       (1.14)         (0.52)         (0.35)         (0.24)         (0.01)
                                               ---------      ---------      ---------      ---------      ---------
Total distributions.........................       (1.14)         (1.36)         (1.56)         (1.56)         (1.56)
                                               ---------      ---------      ---------      ---------      ---------
Common share repurchase.....................        0.01             --             --             --             --
                                               ---------      ---------      ---------      ---------      ---------
Net asset value, end of period..............   $   11.66      $   13.77      $   15.32      $   18.37      $   16.94
                                               =========      =========      =========      =========      =========
Market value, end of period.................   $   10.13      $   12.04      $   14.05      $   17.85      $   15.76
                                               =========      =========      =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (a)...       (6.03)%        (0.84)%        (7.91)%        18.51%          4.37%
                                               =========      =========      =========      =========      =========
TOTAL RETURN BASED ON MARKET VALUE (a)......       (6.63)%        (5.46)%       (13.13)%        23.85%         (0.44)%
                                               =========      =========      =========      =========      =========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........   $ 201,262      $ 239,807      $ 266,682      $ 319,570      $ 294,520
Ratio of total expenses to average net
   assets...................................        2.10%          2.16%          2.10%          2.09%          2.02%
Ratio of total expenses to average net
   assets excluding interest expense........        1.71%          1.76%          1.72%          1.71%          1.63%
Ratio of net investment income (loss) to
   average net assets.......................        6.42%          6.79%          6.41%          6.72%          6.94%
Portfolio turnover rate.....................          61%            61%            56%            56%            52%
INDEBTEDNESS:
Total loan outstanding (in 000's)...........   $  86,243      $  97,405      $  98,966      $  98,441      $  98,198
Asset coverage per $1,000 of indebtedness
   (b)......................................   $   3,334      $   3,462      $   3,695      $   4,246      $   3,999

------------------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value ("NAV") per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


Page 20                 See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2015


                                1. ORGANIZATION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2015


            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of security;

            4) the financial statements of the issuer, or the financial condition of the country of issue;

            5) the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

           11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

           12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           13)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2015


The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2015, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At December 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                      Gross Amounts
                                                                                    not Offset in the
                                                                                       Statement of
                                                                Net Amounts of    Assets and Liabilities
                                             Gross Amounts     Assets Presented  ------------------------
                        Gross Amounts of     Offset in the     in the Statement               Collateral
                           Recognized     Statement of Assets   of Assets and     Financial     Amounts
                             Assets         and Liabilities      Liabilities     Instruments    Pledged     Net Amount
-----------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*   $   1,255,761          $   --          $   1,255,761    $   (45,595)   $   --     $  1,210,166

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2015

                                                                                      Gross Amounts
                                                                                    not Offset in the
                                                                                       Statement of
                                                                Net Amounts of    Assets and Liabilities
                                             Gross Amounts     Assets Presented  ------------------------
                        Gross amounts of     Offset in the     in the Statement               Collateral
                           Recognized     Statement of Assets   of Assets and     Financial     Amounts
                          Liabilities       and Liabilities      Liabilities     Instruments    Pledged     Net Amount
-----------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*   $    (393,528)         $   --          $    (393,528)   $    45,595    $   --     $   (347,933)

* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the year ended December 31, 2015, primarily as a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $8,084,891, an increase in accumulated net realized gain (loss) on investments by $12,268,058 and an decrease to paid-in capital of $4,183,167. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions paid from:                              2015             2014
Ordinary income.................................  $          --   $   12,497,422
Capital gain....................................             --        2,068,787
Return of capital...............................     19,833,603        9,111,667

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2015


As of December 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $          --
Undistributed capital gains.....................             --
                                                  -------------
Total undistributed earnings....................             --
Accumulated capital and other losses............     (8,013,375)
Net unrealized appreciation (depreciation)......    (34,730,363)
                                                  -------------
Total accumulated earnings (losses).............    (42,743,738)
Other...........................................       (104,881)
Paid-in capital.................................    244,110,792
                                                  -------------
Net assets......................................  $ 201,262,173
                                                  =============

G. INCOME AND OTHER TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statement of Operations. The capital gains tax paid on securities sold is included in "Other" expenses on the Statement of Operations.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2015, the Fund had $7,433,908 non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2015, the Fund incurred and elected to defer capital losses of $579,467.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of December 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES

The Fund will pay all expenses directly related to its operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2015


transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's Custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas, formerly Chief Financial Officer and Treasurer of the Fund, to serve as the President and Chief Executive Officer and Mr. Swade, formerly an Assistant Treasurer of the Fund, to serve as Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2015, were $174,233,745 and $181,645,342, respectively. Cost of purchases and proceeds from sales of U.S. government obligations, for the year ended December 31, 2015, were $8,580,489 and $2,571,987, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the type of derivative held by the Fund at December 31, 2015, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.

                                                ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                                     ---------------------------------------  ----------------------------------------
DERIVATIVE                           STATEMENT OF ASSETS AND                  STATEMENT OF ASSETS AND
INSTRUMENT          RISK EXPOSURE     LIABILITIES LOCATION        VALUE        LIABILITIES LOCATION         VALUE
------------------  ---------------  -----------------------  --------------  -----------------------  ---------------
                                     Unrealized appreciation                  Unrealized depreciation
Forward foreign                      on forward foreign                       on forward foreign
currency contracts  Currency Risk    currency contracts       $  1,255,761    currency contracts       $    393,528


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
-------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts     $  9,391,535
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                        (1,045,816)

During the year ended December 31, 2015, the amount of notional values of forward foreign currency contracts opened and closed were $832,083,049 and $902,874,397, respectively.

                                 6. BORROWINGS

The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "an asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $110,000,000.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2015


Prior to December 29, 2015, the total commitment amount was $120,000,000. As of December 31, 2015, the Fund had three loans outstanding under the revolving credit facility totaling $86,242,673. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $51,500,000, $24,500,000 and $10,242,673 (the U.S. Dollar equivalent of a
(euro)9,425,000 loan). For the year ended December 31, 2015, the average amount outstanding was $93,664,377. The high and low annual interest rates during the year ended December 31, 2015 were 1.07% and 0.75%, respectively, and the weighted average interest rate was 0.92%. The weighted average interest rate at December 31, 2015 was 1.03%. The interest rate under the credit facility is equal to the 1-month LIBOR plus 0.75%. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or 0.15% in all other events. Prior to December 29, 2015, the Fund paid a commitment fee of 0.15% on any day that the loan balances were less than 60% of the total commitment or no commitment fee in all other events. These fees are included in "Interest and fees on outstanding loans" on the Statement of Operations. The revolving credit facility is scheduled to expire on December 27, 2016, but may be renewed annually.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees will be allocated equally among each fund in the First Trust Fund Complex and will no longer be allocated pro rata based on each fund's net assets.

On January 20, 2016, the Fund declared a distribution of $0.075 per share to Common Shareholders of record on February 3, 2016, payable February 16, 2016.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Aberdeen Global Opportunity Income Fund, as of December 31, 2015, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2016

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ADDITIONAL INFORMATION
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

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                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 29, 2015, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Form N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2015, none qualified for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP and Energy Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First rust/Aberdeen Global Opportunity Income Fund as Class II Trustees for a three-year term expiring at the Fund's Annual Meeting of Shareholders in 2018. The number of votes cast for Mr. Erickson was 13,584,026, the number of votes against was 812,111 and the number of broker non-votes was 3,014,066. The number of votes cast for Mr. Kadlec was 13,591,973, the number of votes against was 804,164 and the number of broker nonvotes was 3,014,066. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Noninvestment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen.

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ADDITIONAL INFORMATION (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2015 (UNAUDITED)


LIQUIDITY RISK: The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner.

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities.

EUROPE RISK: The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

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ADDITIONAL INFORMATION (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2015 (UNAUDITED)


LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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BOARD OF TRUSTEES AND OFFICERS
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2015 (UNAUDITED)

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,              TERM OF OFFICE                                                 FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND             AND LENGTH OF              PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE FUND            SERVICE(1)                 DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
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                                                        INDEPENDENT TRUSTEES
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Richard E. Erickson, Trustee      o Three-Year Term  Physician; President, Wheaton Orthopedics;        120        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,           o Since Fund       Limited Partnership; Member Sportsmed LLC
  Suite 400                         Inception
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee         o Three-Year Term  President, ADM Investor Services, Inc.            120        Director of ADM
c/o First Trust Advisors L.P.                        (Futures Commission Merchant)                                Investor Services,
120 East Liberty Drive,           o Since Fund                                                                    Inc., ADM
  Suite 400                         Inception                                                                     Investor Services
Wheaton, IL 60187                                                                                                 International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee          o Three-Year Term  President, Hibs Enterprises (Financial            120        Director of Trust
c/o First Trust Advisors L.P.                        and Management Consulting)                                   Company of
120 East Liberty Drive,           o Since Fund                                                                    Illinois
  Suite 400                         Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee          o Three-Year Term  Managing Director and Chief Operating             120        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,           o Since Fund       Harapan Education Foundation (Education                      Transport, Inc.
  Suite 400                         Inception        Products and Services); President and Chief                 (May 2003 to
Wheaton, IL 60187                                    Executive Officer (June 2012 to September                    May 2014)
D.O.B.: 03/54                                        2014), Servant Interactive LLC (Educational
                                                     Products and Services); President and Chief
                                                     Executive Officer (June 2012 to September
                                                     2014), Dew Learning LLC (Educational
                                                     Products and Services); President
                                                     (June 2002 to June 2012), Covenant College

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                                                         INTERESTED TRUSTEE
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James A. Bowen(2), Trustee        o Three-Year Term  Chief Executive Officer, First Trust              120        None
and Chairman of the Board                            Advisors L.P. and First Trust Portfolios
120 East Liberty Drive,           o Since Fund       L.P.; Chairman of the Board of Directors,
  Suite 400                         Inception        BondWave LLC (Software Development
Wheaton, IL 60187                                    Company/Investment Advisor) and
D.O.B.: 09/55                                        Stonebridge Advisors LLC (Investment
                                                     Advisor)

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(1) Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas
      R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2015 (UNAUDITED)

    NAME, ADDRESS            POSITION AND OFFICES        TERM OF OFFICE AND                    PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND              LENGTH OF SERVICE                      DURING PAST 5 YEARS
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                                          OFFICERS(3)
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James M. Dykas           President and Chief           o Indefinite Term       Managing Director and Chief Financial Officer
120 E. Liberty Drive,    Executive Officer                                     (January 2016 to Present), Controller (January 2011
  Suite 400                                            o Since January 2016    to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                              to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                                  Trust Portfolios L.P.


Donald P. Swade          Treasurer, Chief Financial    o Indefinite Term       Vice President (April 2012 to Present), First Trust
120 E. Liberty Drive,    Officer and Chief                                     Advisors L.P. and First Trust Portfolios L.P.,
  Suite 400              Accounting Officer            o Since January 2016    Vice President (September 2006 to April 2012),
Wheaton, IL 60187                                                              Guggenheim Funds Investment Advisors, LLC/
D.O.B.: 08/72                                                                  Claymore Securities, Inc.


W. Scott Jardine         Secretary and Chief           o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,    Legal Officer                                         First Trust Portfolios L.P.; Secretary and
  Suite 400                                            o Since Fund Inception  General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                                              Development Company/Investment Advisor);
D.O.B.: 05/60                                                                  Secretary of Stonebridge Advisors LLC
                                                                               (Investment Advisor)


Daniel J. Lindquist      Vice President                o Indefinite Term       Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005 to Present),
  Suite 400                                            o Since September 2005  First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher          Chief Compliance Officer      o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    and Assistant Secretary                               and First Trust Portfolios L.P.
  Suite 400                                            o Chief Compliance
Wheaton, IL 60187                                        Officer Since
D.O.B.: 12/66                                            January 2011

                                                       o Assistant Secretary
                                                         Since Fund Inception

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(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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PRIVACY POLICY
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2015 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2014 and $53,000 for 2015.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2014 and $0 for 2015.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2014 and $0 for 2015.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2014 and $5,200 for 2015.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2014 and $0 for 2015.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2014 and $3,0000 for 2015. These were for fund accounting system conversions.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2014 and $0 for 2015.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2014 were $5,200 and $1,800 for the Registrant and the Registrant's investment adviser, respectively and for 2015 were $8,200 and $12,500 for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

          ABERDEEN U.S. REGISTERED ADVISERS (THE "ABERDEEN ADVISERS")

                      PROXY VOTING POLICIES AND PROCEDURES

                         Effective as of March 2, 2016

Policy Statement

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires the Aberdeen Advisers to vote proxies in a manner consistent with clients' best interest and must not place its interests above those of its clients when doing so. It requires the Aberdeen Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Aberdeen Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Aberdeen Advisers voted proxies. In addition, Rule 204-2 requires the Aberdeen Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the Aberdeen Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

The Aberdeen Advisers invest for the clients' portfolios in companies globally and actively target investment in those companies with sound corporate governance practices. The Aberdeen Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

Aberdeen's Corporate Governance Policy and Principles are published on our website:

HTTP://WWW.ABERDEEN-
ASSET.COM/DOC.NSF/LIT/LEGALDOCUMENTATIONGROUPCORPORATEGOVERNANCEPRINCIPLES

Our proxy voting records are available per request, or on the SEC's website at SEC.gov.

Policy

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") (the "Funds" and each, a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. The Aberdeen Advisers who advise or sub-advise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. The Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the regulatory requirements of the jurisdiction in which the client is located.

Aberdeen's Corporate Governance Policy and Principles are published on our website:

HTTP://WWW.ABERDEEN-
ASSET.COM/DOC.NSF/LIT/LEGALDOCUMENTATIONGROUPCORPORATEGOVERNANCEPRINCIPLES

To the extent that an Aberdeen Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers' clients.

Upon request, the Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time.

As disclosed in Part 2A of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Aberdeen Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request, or on the SEC's website at SEC.gov.

ERISA

The U.S. Department of Labor ("DOL") has indicated that an investment adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Failure to take any action to reconcile proxies would cause Aberdeen to fail to satisfy ERISA's fiduciary responsibility provisions. Appropriate steps include informing the Plan sponsor and its trustees, bank custodian or broker/dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a Plan asset and vote only in the best economic interests of the Plan participants, vote consistently among clients, and avoid specific client voting instructions about voting proxies.

DOL has provided investment managers with the following guidance about their ERISA responsibilities, including proxy voting, compliance with written statements of investment policy, and active monitoring of corporate management by Plan fiduciaries:

i. Where the authority to manage Plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a Plan trustee regarding the voting of proxies.

ii. Investment managers, as Plan fiduciaries, have a responsibility to vote proxies on foreign issues that may affect the value of the shares in the Plan's portfolio and will vote such proxies unless the cost of doing so cannot be justified.

iii. An investment manager is required to comply with statements of investment policy, unless compliance with the guidelines in a given instance would be imprudent and therefore failure to follow the guidelines would not violate ERISA. ERISA does not shield the investment manager from liability for imprudent actions taken in compliance with a statement of investment policy.


On occasions when it is deemed to be a fiduciary for an ERISA client's assets, Aberdeen will vote the Plan assets in accordance with Aberdeen's Proxy Voting Policy. Aberdeen will provide each ERISA client (upon request) with proxy voting records to demonstrate how proxies for securities held in the portfolio were voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MARCH 8, 2016

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group") and serves as the investment sub-advisor to the registrant. Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

Investment decisions for the registrant are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

JoZSEF SZABo
Head of Global Macro

Jozsef Szabo joined Aberdeen in 2011 from the central bank of Hungary where for the last six years he had managed fixed income portfolios as a part of the official FX reserves management operations. Previously, Mr. Szabo worked in monetary analysis within the central bank and served as secretary to the Monetary Council. Prior to that, Mr. Szabo worked for the Hungarian Government Debt Management Agency.

BRETT DIMENT
Head of Emerging Market Debt

Mr. Diment is Head of Emerging Market and joined Aberdeen following the acquisition of Deutsche Asset Management ("Deutsche") in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

EDWIN GUTIERREZ
Head of Emerging Market Sovereign Debt

Mr. Gutierrez is the Head of Emerging Market Sovereign Debt. Edwin joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000.

MAX WOLMAN
Senior Investment Manager, Emerging Market Debt

Mr. Wolman is a Senior Investment Manager on the Emerging Market Debt Team and has been with Aberdeen since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Markets Debt Investment Committee at Aberdeen and is also responsible for the daily implementation of the investment process.

JAMES ATHEY
Investment manager, Global Macro

Mr. Athey is an Investment Manager on the Global Macro Team. James joined Aberdeen in 2001 through the Graduate Recruitment Program.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

      OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER


INFORMATION PROVIDED AS OF DECEMBER 31, 2015

(assets in millions).


                                                                                        # of Accounts
                                                                                        --------------
                                                                                         Managed for     Total Assets
                                                                                         ------------    -------------
                                                                Total                       which          for which
                                                                ------                      ------        ----------
                                                                 # of                    Advisory Fee    Advisory Fee
                                                                -----                   -------------    -------------
Name of Portfolio Manager                                      Accounts      Total       is Based on      is Based on
-------------------------                                      --------      ------      ------------    ------------
     or Team Member              Type of Accounts***           Managed       Assets      Performance      Performance
     --------------              -------------------           -------       ------      -----------      -----------
1.  Jozsef Szabo           Registered Investment Companies:       5         $1,148.99         0               $0
                           Other Pooled Investment Vehicles:      95       $24,978.21         0               $0
                           Other Accounts:                       184       $50,507.95         2             $308.77

2.  Brett Diment           Registered Investment Companies:       5         $1,148.99         0               $0
                           Other Pooled Investment Vehicles:      95       $24,978.21         0               $0
                           Other Accounts:                       184       $50,507.95         2             $308.77

3.  Edwin Gutierrez        Registered Investment Companies:       5         $1,148.99         0               $0
                           Other Pooled Investment Vehicles:      95       $24,978.21         0               $0
                           Other Accounts:                       184       $50,507.95         2             $308.77

4.  Max Wolman             Registered Investment Companies:       5         $1,148.99         0               $0
                           Other Pooled Investment Vehicles:      95       $24,978.21         0               $0
                           Other Accounts:                       184       $50,507.95         2             $308.77

5.  James Athey            Registered Investment Companies:       5         $1,148.99         0               $0
                           Other Pooled Investment Vehicles:      95       $24,978.21         0               $0
                           Other Accounts:                       184       $50,507.95         2             $308.77

POTENTIAL CONFLICTS OF INTERESTS

AS OF DECEMBER 31, 2015

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers' management of "other accounts", including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance ("performance-based fees"), may give rise to potential conflicts of interest in connection with their management of a fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2015

Aberdeen Asset Management PLC's ("Aberdeen") remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen's clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen's policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen's policy is to pay a fair salary commensurate with the individual's role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen's policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives' interests with Aberdeen's sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team's bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager's discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager's compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and 'hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen's dynamic compliance monitoring system.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF DECEMBER 31, 2015

              Name of Portfolio Manager        Dollar ($) Range of
                         or                        Fund Shares
                     Team Member               Beneficially Owned

                    Jozsef Szabo                       $0
                    Brett Diment                       $0
                   Edwin Guiterrez                     $0
                     Max Wolman                        $0
                     James Athey                       $0


(B)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


                             REGISTRANT PURCHASES OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------
                  (A) TOTAL                    (C) TOTAL NUMBER OF       (D) MAXIMUM NUMBER (OR
                  NUMBER OF     (B) AVERAGE     SHARES (OR UNITS)     APPROXIMATE DOLLAR VALUE) OF
                  SHARES (OR   PRICE PAID PER  PURCHASED AS PART OF  SHARES (OR UNITS) THAT MAY YET
                    UNITS)       SHARE (OR      PUBLICLY ANNOUNCED    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED        UNIT)        PLANS OR PROGRAMS             OR PROGRAMS
Month #1
(09/01/2015 -
09/30/2015)            0             0                  0                       870,510
---------------------------------------------------------------------------------------------------
Month #2
(10/01/2015 -       52,810        $10.3285            52,810                    817,700
10/31/2015)
---------------------------------------------------------------------------------------------------
Month #3
(11/01/2015 -       51,289        $10.2027           104,099                    766,411
11/30/2015)
---------------------------------------------------------------------------------------------------
Month #4
(12/01/2015 -       38,989        $9.9936            143,088                    727,422
12/31/2015)
Total               143,088       $10.1921           143,088                    727,422
---------------------------------------------------------------------------------------------------

      On September 15, 2015, the Registrant commenced a share repurchase program. The program will continue until the earlier of (i) the repurchase of 870,510 common shares, or (ii) six months from implementation of the registrant's share repurchase program. For the reporting period, the Registrant repurchased 143,088 of its shares at a weighted average discount of 15.05% from net asset value per share. The Registrant expects to continue to repurchase its outstanding shares until the earlier of (the repurchase of an additional 727,422 common shares (for an aggregate of 870,510), or (ii) March 15, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust/Aberdeen Global Opportunity Income Fund
             -----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 23, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 23, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 23, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.